EXHIBIT 1
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of Enzon Pharmaceuticals, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 14th day of March, 2008.

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, general partner

By:	/s/ Edward Mattner

Name:	Edward Mattner
Title:	Authorized Signatory

HOPPER INVESTMENTS LLC
By:	/s/ Edward Mattner
Name: Edward Mattner
Title: Authorized Signatory

BARBERRY CORP.
By:	/s/ Edward Mattner
Name: Edward Mattner
Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND LP
By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP
By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP
By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN OFFSHORE LP
By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN PARTNERS LP
By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN ONSHORE LP
By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN CAPITAL LP
By: IPH GP LLC, its general partner
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Andrew Skobe

Name: Andrew Skobe
Title: Chief Financial Officer

IPH GP LLC
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Andrew Skobe

Name: Andrew Skobe
Title: Chief Financial Officer

ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Andrew Skobe

Name: Andrew Skobe
Title: Chief Financial Officer

ICAHN ENTERPRISES G.P. INC.
By:	/s/ Andrew Skobe
	Name:	Andrew Skobe
	Title:	Chief Financial Officer

BECKTON CORP.
By:	/s/ Edward E. Mattner
	Name:	Edward E. Mattner
	Title:	Authorized Signatory

/s/ Carl C. Icahn
CARL C. ICAHN

SCHEDULE A
DIRECTORS AND EXECUTIVE OFFICERS OF THE REPORTING PERSONS
     The following sets forth the name, position, and principal occupation of each director and executive officer of each of the Reporting Persons. Each such person is a citizen of the United States of America. Except as otherwise indicated, the business address of each director and officer is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153. To the best of the Reporting Persons’ knowledge, except as set forth in this statement on Schedule 13D, none of the directors or executive officers of the Reporting Persons own any Shares.
HIGH RIVER LIMITED PARTNERSHIP

Name	Position
Hopper Investments LLC	General Partner
HOPPER INVESTMENTS LLC

Name	Position
Edward E. Mattner	Authorized Signatory
BARBERRY CORP.

Name	Position
Carl C. Icahn	Chairman of the Board; President
Jordan Bleznick	Vice President/Taxes
Edward E. Mattner	Vice President; Authorized Signatory
Gail Golden	Vice President; Authorized Signatory
Vincent J. Intrieri	Vice President; Authorized Signatory
Keith Cozza	Secretary; Treasurer
Irene March	Authorized Signatory
ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP

Name	Position
Icahn Offshore LP	General Partner
Carl Icahn	Chief Executive Officer
Keith A. Meister	Managing Director
Vincent J. Intrieri	Managing Director
Rupal Doshi	Chief Operating Officer
Irene March	Chief Financial Officer

Name	Position
Edward E. Mattner	Authorized Signatory
Gail Golden	Authorized Signatory
Dana Witkin	Director of Investor Relations
Keith Cozza	Chief Compliance Officer
Anthony Canova	Controller
ICAHN PARTNERS LP

Name	Position
Icahn Onshore LP	General Partner
Carl Icahn	Chief Executive Officer
Keith A. Meister	Managing Director
Vincent J. Intrieri	Managing Director
Rupal Doshi	Chief Operating Officer
Irene March	Chief Financial Officer
Edward E. Mattner	Authorized Signatory
Gail Golden	Authorized Signatory
Dana Witkin	Director of Investor Relations
Keith Cozza	Chief Compliance Officer
Anthony Canova	Controller
ICAHN ONSHORE LP
ICAHN OFFSHORE LP

Name	Position
Icahn Capital LP	General Partner
Carl Icahn	Chief Executive Officer
Keith A. Meister	Managing Director
Vincent J. Intrieri	Managing Director
Rupal Doshi	Chief Operating Officer
Irene March	Chief Financial Officer
Edward E. Mattner	Authorized Signatory
Gail Golden	Authorized Signatory
Dana Witkin	Director of Investor Relations
Keith Cozza	Chief Compliance Officer
Anthony Canova	Controller
ICAHN CAPITAL LP

Name	Position
IPH GP LLC	General Partner

IPH GP LLC

Name	Position
Icahn Enterprises Holdings L.P.	Sole Member
ICAHN ENTERPRISES HOLDINGS L.P.

Name	Position
Icahn Enterprises G.P. Inc.	General Partner
ICAHN ENTERPRISES G.P. INC.

Name	Position
Carl C. Icahn	Chairman
Keith A. Meister	Vice Chairman; Principal Executive Officer
William A. Leidesdorf	Director
Jack G. Wasserman	Director
James L. Nelson	Director
Vincent J. Intrieri	Director
Peter K. Shea	President
Andrew Skobe	Interim Chief Financial Officer; Treasurer
John P. Saldarelli	Vice President; Secretary
Felicia P. Buebel	Assistant Secretary
Craig Petit	Vice President/Taxes
BECKTON CORP.

Name	Position
Carl C. Icahn	Chairman of the Board; President
Jordan Bleznick	Vice President/Taxes
Edward E. Mattner	Authorized Signatory
Keith Cozza	Secretary; Treasurer